March 31, 2010

THE EMPIRE BUILDER TAX FREE BOND FUND

Supplement to Prospectus dated June 26, 2009

The Prospectus, dated June 26, 2009, of The Empire Builder Tax Free Bond Fund (the “Fund”) is hereby amended to reflect the following new information:

New Administrator/Transfer Agent
Effective April 16, 2010, Ultimus Fund Solutions, LLC is the new administrator and transfer agent of the Fund.

Address of Fund
Beginning April 16, 2010, inquiries concerning the Fund or shareholder accounts, and orders to purchase or redeem shares of the Fund should be addressed to:

Regular Mail	Express/Overnight Mail
The Empire Builder Tax Free Bond Fund	The Empire Builder Tax Free Bond Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

Wire Instructions
For persons desiring to invest in the Fund by bank wire, your bank should use the following new wire instructions beginning April 16, 2010:

U.S. Bank
ABA #042000013
For credit to: The Empire Builder Tax Free Bond Fund
Account # 130113747716
For further credit to: [shareholder’s name and account #]

Redemption by Checkwriting
The Fund’s checkwriting feature will be discontinued on April 16, 2010.  Any checks presented to the Fund’s custodian after such date will not be honored.  Of course, you may continue to redeem shares of the Fund by mail or by telephone or through a qualified dealer, subject to the restrictions described in the Prospectus.

For further information concerning purchases or redemptions of Fund shares, see the section “Shareholder Information” in the Prospectus.

Toll-Free Number
The Fund’s toll-free number has not changed.  Please call 1-800-847-5886 for information or assistance.